EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in his capacity as an officer of Clarient, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

•                                          the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                                          the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 16, 2008

/s/ RONALD A. ANDREWS
Ronald A. Andrews Chief Executive Officer